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                                                            EXHIBIT 24





INDEPENDENT AUDITORS' CONSENT

International Game Technology:

We consent to the incorporation by reference in Registration
Statements Nos. 2-75843, 2-91475, 33-20308, 33-27657, 33-69400 and
33-63608 on Form S-8 of our report dated November 9, 1993 appearing in this Annual Report on Form 10-K of International Game Technology for the year ended September 30, 1993.



DELOITTE & TOUCHE

Reno, Nevada
December 22, 1993


                                                            EXHIBIT 24





INDEPENDENT AUDITORS' CONSENT

International Game Technology:

We consent to the incorporation by reference in Registration
Statements Nos. 2-75843, 2-91475, 33-20308, 33-27657, 33-69400 and
33-63608 on Form S-8 of our report dated November 9, 1993 appearing in this Annual Report on Form 10-K of International Game Technology for the year ended September 30, 1993.



DELOITTE & TOUCHE

Reno, Nevada
December 22, 1993